Short-Term and Long-Term Debts - Summary of Contractual Obligations Which Excludes the Impact of Discount of Time Value (Detail)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Debt Instruments [Abstract]
Payment due by period, less than 1 year	¥ 17,460,042	$ 2,507,978	¥ 39,836,860
Payment due by period, 1 - 2 years	263,444,828	37,841,482	390,350,385
Payment due by period, 2 - 3 years	48,346,303	6,944,512	103,217,828
Total	¥ 329,251,173	$ 47,293,972	¥ 533,405,073